_____________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  November 13, 1995

                      OLD KENT FINANCIAL CORPORATION
          (Exact Name of Registrant as Specified in Its Charter)

                                 Michigan
                 (State of Incorporation or Organization)

        0-12216                                      38-1986608
(Commission File Number)                (I.R.S. Employer Identification No.)

              Vandenberg Center, Grand Rapids, Michigan 49503
                 (Address of Principal Executive Offices)

                              (616) 771-5000
           (Registrant's Telephone Number, Including Area Code)



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     Item 5.   Other Events.

     1. On March 6, 1992, Old Kent Financial Corporation, a Michigan corporation (the "Company"), pursuant to the Securities Act of 1933, as amended (the "Act"), and Rule 415 thereunder, filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 33-46205) (the "Registration Statement") for up to $150,000,000 aggregate principal amount of senior and subordinated unsecured debt securities. The Registration Statement became effective on March 30, 1992. On November 13, 1995, the Company filed with the Commission, pursuant to Rule 424(b) under the Act, a prospectus supplement dated November 8, 1995 to a prospectus dated November 8, 1995 relating to the offering and sale of $100,000,000 of the Company's 6-5/8% Subordinated Notes due November 15, 2005 (the "Notes").

          In connection with the offering and sale of the Notes, the Company entered into a Purchase Agreement dated November 8, 1995 (the "Purchase Agreement"), with CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Keefe, Bruyette & Woods, Inc. (collectively, the "Underwriters"), which is incorporated by reference into a Terms Agreement, dated November 8, 1995, among the Company and the Underwriters (the "Terms Agreement"). The Notes will be issued under a Subordinated Indenture, dated as of November 1, 1995, between the Company and Bankers Trust Company, as trustee (the "Subordinated Indenture").

          The Purchase Agreement is filed with this Form 8-K as Exhibit 1 and is incorporated into and made part of the Registration Statement as Exhibit 1-1. The Terms Agreement is filed with this Form 8-K as Exhibit 2 and is incorporated into and made part of the Registration Statement as Exhibit 1-2. A form of the Subordinated Indenture is filed with this Form 8-K as Exhibit 3 and is incorporated into and made part of the Registration Statement as Exhibit
4(b)-1. A form of the Notes is filed with this Form 8-K as Exhibit 4 and is incorporated into and made a part of the Registration Statement as Exhibit 4(c)-1.




















     Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          1.   Purchase Agreement, dated November 8, 1995, among the
               Company and CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Keefe, Bruyette & Woods, Inc.

          2. Terms Agreement, dated November 8, 1995, among the Company and CS First Boston Corporation, Donaldson, Lufkin &
               Jenrette Securities Corporation and Keefe, Bruyette & Woods, Inc.

          3. Form of Subordinated Indenture, dated as of November 1, 1995, between the Company and Bankers Trust Company, as trustee.

          4.   Form of 6-5/8% Subordinated Note due November 15, 2005.
































                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OLD KENT FINANCIAL
                                          CORPORATION

Date: November 15, 1995                 By:  /s/ Richard W. Wroten
                                            Richard W. Wroten
                                            Executive Vice President and Chief
                                              Financial Officer






































                               Exhibit Index


Exhibit No.                   Document


     1         Purchase Agreement, dated November 8, 1995, among the
               Company and CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Keefe, Bruyette & Woods, Inc.


     2 Terms Agreement, dated November 8, 1995, among the Company and CS First Boston Corporation, Donaldson, Lufkin &
               Jenrette Securities Corporation and Keefe, Bruyette & Woods, Inc.


     3 Form of Subordinated Indenture, dated as of November 1, 1995, between the Company and Bankers Trust Company, as trustee.


     4         Form of 6-5/8% Subordinated Note due November 15, 2005.